Exhibit 10.5

ADDENDUM TO OPTION AGREEMENT

This ADDENDUM TO THE OPTION AGREEMENT (this "Addendum") dated December 4, 2014 and made effective as of August 27, 2013 is entered into by and among Icon Vapor, Inc., f/k/a MyEZSmokes, Inc., a Nevada corporation (the “Company”), and Kodiak Capital Group LLC (“Kodiak”). The Company and Kodiak are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”.

RECITALS

WHEREAS, on April 5, 2013, the Parties entered into an option agreement, which is attached hereto as Exhibit A and incorporated herein by reference (the “Option Agreement”), pursuant to which the Company granted to Kodiak an option to purchase up to 2,500,000 shares of the Company’s common stock at a purchase price of $0.40 per share.

WHEREAS, on August 27, 2013, as inducement for Kodiak to exercise its option granted under the Option Agreement, the Parties agreed to modify Section 1 of the Option Agreement so that Kodiak is granted the option to purchase 600,000 shares of the Company’s common stock for a total purchase price of $135,000 (the “Amendment”).

WHEREAS, on August 27, 2013, Kodiak exercised its option under the amended Option Agreement and was issued 600,000 shares of the Company’s common stock (the “Option Shares”) in exchange for a total purchase price of $135,000.

WHEREAS, on November 11, 2014, the Company filed the eighth amendment to a Form 1-A registration statement with the Securities and Exchange Commission (the “SEC”), amending the Form 1-A registration statement originally filed with the SEC on December 12, 2012, registering the Option Shares for the benefit of Kodiak.

WHEREAS, by entering into this Addendum, the Parties wish to memorialize the terms of the Amendment to the Option Agreement agreed upon on August 27, 2013.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained and set forth in this Addendum, which consideration the Parties hereby acknowledge and confirm the sufficiency thereof, the Parties hereto agree as follows:

1.            Recitals. The Parties acknowledge that the Recitals set forth above are true and correct and are incorporated herein by reference.

2.           Amendment to Option Agreement. The Parties have agreed that Section 1 of the Option Agreement was revoked, repealed, and replaced in its entirety with the following:

“1. The Company hereby grants to Kodiak an option to purchase 600,000 shares of the Company’s common stock for a total purchase price of $135,000, or $0.225 per share.”

Addendum to Option Agreement

Each reference in the Option Agreement to the “exercise price,” or words of like import shall mean and be a reference to the exercise price of $0.225 per share.

3.            Reconfirmation of the Option Agreement. The Parties hereby reaffirm all terms, conditions, covenants, representations and warranties made in the Option Agreement, to the extent the same are not amended hereby.

4.            Effect of Addendum. Upon the effectiveness of this Addendum, each reference in the Option Agreement to “Agreement,” “Option Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Option Agreement as modified or waived hereby.

5.           Termination of Option Agreement. Except as specifically modified herein, the Option Agreement and the terms and conditions thereof shall no longer remain in full force and effect.

6.            Effect of Facsimile and Photocopied Signatures. This Addendum may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Addendum or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Addendum signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Addendum shall be effective as an original for all purposes.

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PLEASE SEE FOLLOWING PAGE FOR SIGNATURE]

Addendum to Option Agreement

SIGNATURE

IN WITNESS WHEREOF, the Parties hereto have caused this ADDENDUM TO THE OPTION AGREEMENT to be executed as though executed as of the date first written above.

ICON VAPOR. INC.,

FORMERLY KNOWN AS MYEZSMOKES, INC.

(“COMPANY”)

/s/ Daniel Balsiger
Name: Daniel Balsiger
Title: Chief Executive Officer

KODIAK CAPITAL GROUP LLC

(“KODIAK”)

/s/ Ryan Hodson
Name: Ryan Hodson
Title: Chief Executive Officer

Addendum to Option Agreement